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                                                                   Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 19, 2001, with respect to the consolidated financial statements of Potain Group S.A., in the Registration Statement (Amendment No. 2 to Form S-4, No. 333-100181) and related Prospectus of The Manitowoc Company, Inc.

                                             Ernst & Young Audit

                                             /s/ Ernst & Young Audit
                                                 ------------------------------

                                             Represented by Daniel Mary-Dauphin

December 20, 2002
Lyon, France